Gabelli International Growth Fund, Inc.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 9, 2000


This Statement of Additional Information ("SAI"), which is not a prospectus, describes the Gabelli International Growth Fund, Inc. (the "Fund"), a Maryland corporation. The SAI should be read in conjunction with the Fund's Prospectuses for Class A Shares, Class B Shares and Class C Shares and Class AAA Shares, each dated March 9, 2000. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number or Internet Web site printed below.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com



                                TABLE OF CONTENTS

                                                                          Page

General Information.........................................................2
Investment Strategies and Risks.............................................2
Investment Restrictions.....................................................9
Directors and Officers.....................................................10
Control Persons and Principal Shareholders.................................12
Investment Advisory and Other Services.....................................13
Distribution Plans.........................................................16
Portfolio Transactions and Brokerage.......................................17
Retirement Plans...........................................................18
Redemption of Shares.......................................................18
Determination of Net Asset Value..........................................19
Dividends, Distributions and Taxes.........................................19
Investment Performance Information.........................................22
Description of Shares, Voting Rights and Liabilities.......................23
Financial Statements.......................................................23
Appendix A................................................................A-1




                               GENERAL INFORMATION

The Fund is diversified, open-end, management investment company organized under the laws of the State of Maryland on May 25, 1994. The Fund commenced operations on June 30, 1995.

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.


                         INVESTMENT STRATEGIES AND RISKS
Investments

Subject to the Fund's policy of investing at least 65% of its total assets in the equity securities of foreign companies, the Fund may invest in any of the securities described below.

Equity Securities

Because the Fund in seeking to achieve its investment objective may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Sovereign Debt Securities

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund's investment. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 25% of its assets in the securities of such supranational entities.

Nonconvertible Fixed Income Securities

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in such securities.

Up to 25% of the Fund's total assets may be invested in lower-quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. See "Appendix - Description of Ratings." There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the judgment, analysis and experience of its adviser, Gabelli Funds, LLC (the "Adviser"), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code (the "Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Convertible Securities

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or unrated but of equivalent credit quality in the judgment of the Adviser, although the Fund currently does not expect to invest in excess of 5% of its assets in such securities.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer or such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Securities Subject To Reorganization

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, other than for hedging purposes, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Investments in Investment Companies

The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 5% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

The Fund may invest up to a total of 15% of its net assets in securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Within this 15% limitation, the Fund may invest up to 5% of its net assets in the securities of unseasoned issuers. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investment of a longer-term nature.
The following information supplements that in the Prospectus.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Hedging Transactions

Futures and Forward Contracts. The Fund may enter into futures and forward contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the Securities and Exchange Commission (the "SEC"), the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

The Fund expects that its investments in these currency transactions and the futures and forward contracts described above will be less than 5% of its net assets.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 75%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).


                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

(1) invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

(2) issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(5) invest for the purpose of exercising control over management of any company;


(6) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

(7) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral leases.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers, who conduct the daily business of the Fund. The Directors and executive officers of the Fund, their ages and their principal occupations for the past five years and their affiliations, if any, with the Adviser or the Sub-Administrator, are shown below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.


---------------------------------------------- ---------------------------------------------------------------

Name, Address, Age and Position(s) with the     Principal Occupations During Last Five Years; Affiliations
                    Fund                                             with the Adviser

---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Mario J. Gabelli*                              Chairman  of  the  Board  and  President  of the  Fund,  Chief
President, Director and Chief Investment       Executive  Officer  and Chief  Investment  Officer  of Gabelli
Officer                                        Asset Management Inc.,  (Since 1999) and of Gabelli Funds, LLC
Age: 57                                        (the  "Adviser").  Director  or Trustee and officer of various
                                               other    investment     companies
                                               advised by the Adviser.  Chairman
                                               of the Board and Chief  Executive
                                               Officer of Lynch  Corporation,  a
                                               (diversified        manufacturing
                                               company);  and Lynch  Interactive
                                               Corporation   (a   communications
                                               services company).

---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Cesar M.P. Bryan                               Senior Vice  President  of and  Portfolio  manager  with GAMCO
President and Portfolio Manager                Investors,  Inc.,  wholly  owned  subsidiary  of the  Adviser,
Age: 44                                        since May 1994 and  President  of  Gabelli  Gold  Fund,  Inc.;
                                               Co-Portfolio  Manager  of Gabelli
                                               Global Opportunity Fund; Formerly
                                               Senior   Vice    President    and
                                               Portfolio  Manager  of  Lexington
                                               Management Corporation (until May
                                               1994).
---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Anthony J. Colavita                            President  and  Attorney  at Law in the law firm of Anthony J.
Director                                       Colavita,  P.C.  since  1961;  Director  or Trustee of various
Age: 64                                        other mutual funds advised by the Adviser and its affiliates.
---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Karl Otto Pohl*                                Member of the  Shareholder  Committee of Sal  Oppenheim  Jr. &
Director                                       Cie  (private  investment  bank);  Director  of Gabelli  Asset
Age: 70                                        Management  Inc.   (investment   management),   Zurich  Allied
                                               (insurance),   and  TrizecHahn  Corp.  (real  estate);  Former
                                               President  of the  Deutsche  Bundesbank  and  Chairman  of its
                                               Central Bank Council from 1980 through  1991;  and Director or
                                               Trustee of all other mutual funds
                                               advised  by the  Adviser  and its
                                               affiliates.
---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Werner Roeder, M.D.                            Medical  Director,  Lawrence  Hospital and practicing  private
Director                                       physician.  Director of various other Gabelli Funds.
Age: 59
---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Anthonie C. van Ekris                          Managing Director of Balmac  International,  Ltd.; Director of
Director                                       Spinnaker  Industries,  Inc. and Stahel  Mardmeyer  A.Z.;  and
Age: 65                                        Director or Trustee of various  other mutual funds  advised by the Adviser and its affiliate.

---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
Bruce N. Alpert                                Executive  Vice President and Chief  Operating  Officer of the
Vice President and Treasurer                   Adviser   since  1988;   Director  and  President  of  Gabelli
Age: 48                                        Advisers,  Inc.;  and an officer  of all funds  managed by the
                           Adviser or its affiliates.

---------------------------------------------- ---------------------------------------------------------------
---------------------------------------------- ---------------------------------------------------------------
James E. McKee                                 Vice   President   and  General   Counsel  of  Gabelli   Asset
Secretary                                      Management,   Inc.  and  GAMCO  Investors,  Inc.  since  1993;
Age: 36                                        Secretary  of all mutual  funds  managed by the Adviser or its affiliates;  U.S.  SEC,  New York  (Branch  Chief,  1992-1993,
                                               Staff Attorney, 1989-1992).

---------------------------------------------- ---------------------------------------------------------------


The Corporation, its investment adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Corporation.


The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $250 and $250 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.


The following table sets forth certain information regarding the compensation of the Fund's directors and officers. No executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1999 in excess of $60,000.

                               Compensation Table

                                                                                         Total Compensation
                                                                                           from the Fund
                                                   Aggregate Compensation                 and Fund Complex
Name of Person, Position                               from the Fund                     Paid to Directors*

Mario J. Gabelli, Chariman of the Board                 $       0                          $         0

Anthony J. Colavita, Director                           $   2,250                          $    95,375

Karl Otto Pohl, Director                                $     500                          $    25,250

Werner J. Roeder, M.D., Director                        $   2,250                          $    32,734

Anthony C. van Ekris, Director                          $   2,000                          $    59,750


* Represents the total compensation paid to such persons during the calendar year ended December 31, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person received compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


--------------------------------------------------------------------------------

As of March 1, 2000, the following persons owned of record or beneficially 5% or
more         of         the         Fund's          outstanding          shares:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         NAME AND ADDRESS OF HOLDER OF RECORD        PERCENTAGE OF FUND

         Charles Schwab & Co., Inc.                                    8.86%
         Special Custody Acct.
         FBO BEN OF CUSTS
         Attn: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94104-4122

         C/O W Frewin-Cable Systems                                    7.23%
         Wexford Clearing Services Corp.
         Charles Dolan
         One Media Cross Ways
         Woodbury, NY 11797-2062


*    Beneficial ownership is disclaimed.
     Beneficial ownership of shares representing 25% or more of the outstanding shares of each class of the Fund may be deemed to have control, as that term is defined in the 1940 Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As of February 28, 2000, as a group, the Directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Adviser is a New York limited liability company which also serves as an investment adviser to 15 other open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the three portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


-------------------------------------------------------------------------------
Pursuant to an Investment Advisory Contract (the "Contract"), which was initially approved by the Fund's sole shareholder on June 28, 1995, and last approved by the Board of Directors on May 19, 1999, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund's average daily net assets of 1.00%.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."
--------------------------------------------------------------------------------


By its terms, the Contract will remain in effect for a period of two years and thereafter from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As compensation for its services and the related expenses borne by the Adviser, the Fund pays the adviser a fee, computed daily and payable monthly, equal, on a annual basis, to 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets. For the fiscal years ended December 31, 1999, 1998, and 1997, the Fund incurred in investment advisory fees $318,448, $276,379 and $193,382, respectively.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Sub-Administrator
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc.(formerly known as First Data Investor Services Group, Inc.) (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., which is located at 101 Federal Street, Boston, Massachusetts 02110. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the
requirements              of             the              1940              Act.
--------------------------------------------------------------------------------

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For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion -
 .0275%; over $10 billion to $15 billion - .0125%; over $15 billion - .01%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

Independent Auditors
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
Ernst & Young LLP, independent auditors, have been selected to audit the Fund's annual financial statements, and is located at 787 Seventh Ave., New York, New York 10019.

--------------------------------------------------------------------------------
Custodian, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
State Street, 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To  implement  the Fund's 12b-1 Plan,  the Fund has entered into a  Distribution
Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.


                               DISTRIBUTION PLANS

Pursuant to separate distribution and service plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class AAA Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the Act and the Distribution Agreement, the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class AAA shares. In addition, the Distributor receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B and Class C shares. The Plans are intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Class A, Class B, Class C and Class AAA Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A, Class B, Class C or Class AAA Plans (the Independent Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the  Distribution  Agreement,  the Fund has agreed to indemnify  the
Distributor  to  the  extent   permitted  by  applicable  law  against   certain
liabilities under the federal securities laws.

Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Additional shares resulting from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of the class would be suspended.

During the fiscal year ended December 31, 1999, the Distributor incurred distribution expenses under the Distribution Plan for Class AAA of $85,600. Of this amount $6,900 was spent on advertising, $27,600 was spent on printing, postage and stationery, $14,500 on overhead support expenses, $24,600 on salaries of personnel of the Distributor and $12,000 to third party brokers. Pursuant to the Distribution Plan, the Fund paid the Distributor $54,900, or
 .25% of its average daily net assets. The Plan compensates the Distributor regardless of its expenses.


Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Class A, B, C Shares Prospectus under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.


The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $0 on portfolio transactions in the principal amount of $0 during 1999 to various broker-dealers that have provided research services to the Adviser.


The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund. The Fund paid the following brokerage commissions for the year ended December 31, 1999 as indicated:

                   TOTAL BROKERAGE      BROKERAGE COMMISSIONS
PERIOD            COMMISSIONS PAID        PAID TO GABELLI


1997              $ 99,463                   $ 0
1998              $ 104,828                  $ 300
1999              $ 133,853                  $ 170

For the fiscal year ended December 31, 1999 0.13% of aggregate brokerage commissions paid by the Fund were paid to Gabelli & Company, Inc., or 0.73% of the Fund's aggregate dollar amount of transactions involving the payment of commissions.

As required by Rule 17e-1 under the Act, the Board of Directors has adopted procedures which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

Other Investors
No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, sibling's spouse and a sibling's children.


                        DETERMINATION OF NET ASSET VALUE


--------------------------------------------------------------------------------
Net asset value is calculated separately for each class of the Fund. The net asset value of Class B Shares and Class C Shares of the Fund will generally be lower than the net asset value of Class A Shares or Class AAA Shares as a result of the larger distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
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For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on a market subject to governmental regulation on which trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal market for such security on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.


All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a dealer maintaining an active market in such security.


Debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the latest bid price obtainable from a dealer which maintains an active market in the security until the maturity of the instrument is 60 days or less when it will be valued as if purchased at the valuation established as of the 61st day of its maturity. Listed debt securities which are actively traded on a securities exchange may also be valued at the last sale price in lieu of the quoted bid price of a dealer. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

General

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.


The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.


A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.


Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.
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Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/ or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

Distributions

Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.


If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right") and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Backup Withholding

The Fund may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Fund Matters

The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund's Articles of Incorporation.


Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

Performance Information
The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. Each Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1) 6 - 1]
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Fund. These sources include:
Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:

                                  P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.


For the year ended December 31, 1999, the Fund's total return for Class AAA shares was 52.4%. The average annual total return since its inception on June 30, 1995 is 23.35%.

As of December 31, 1999, the Fund had not commenced offering Class A, Class B and Class C Shares to the public.


              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Description of Shares, Voting Rights and Liabilities

The Fund is an open-end management investment company that was organized as a Maryland corporation on May 25, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund's shares. The Fund's Board of Directors is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.


There are no conversion or preemptive rights in connection with any shares of the Fund, except that the series B shares may convert into series A shares as described in the prospectus.. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Act requires the affirmative vote of at least a "majority" (as defined by the Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.


Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554) or through the internet at http://www.gabelli.com.


                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 1999, including the Report of Ernst & Young LLP, independent auditors, is incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

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                                                APPENDIX A

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.